Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Managed Municipals Portfolio Inc.

(Name of Registrant as Specified in its Charter)

Robert M. Nelson

Name of Person Filing Proxy Statement

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MANAGED MUNICIPALS PORTFOLIO INC.

125 BROAD STREET

NEW YORK, NEW YORK 10004

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on September 21, 2006

To the shareholders of Managed Municipals Portfolio Inc.:

Notice is hereby given that the Annual Meeting of Shareholders of MANAGED MUNICIPALS PORTFOLIO INC. (the “Portfolio”) will be held at Citigroup Center, 153 East 53rd Street, 14th Floor, New York, New York, on September 21, 2006 at 3:30 P.M. (New York time) for the following purposes:

1.	To elect three Class I directors and one Class III director of the Portfolio (Proposal 1); and

2.	To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on August 2, 2006 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournments thereof.

By Order of the Board of Directors,

Robert I. Frenkel

Secretary

New York, New York

August 21, 2006

Your vote is important regardless of the size of your holdings in the Portfolio. Whether or not you plan to attend the meeting, we ask that you please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope which needs no postage if mailed in the continental United States. Instructions for the proper execution of proxies are set forth on the inside cover.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Portfolio involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Executor

MANAGED MUNICIPALS PORTFOLIO INC.

125 BROAD STREET

NEW YORK, NEW YORK 10004

(888) 735-6507

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 21, 2006

INTRODUCTION

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Managed Municipals Portfolio Inc. (the “Portfolio”) of proxies to be voted at the Annual Meeting of Shareholders (the “Meeting”) of the Portfolio, to be held at Citigroup Center, 153 East 53rd Street, 14th Floor, New York, New York, on September 21, 2006 at 3:30 P.M. (New York time), and at any adjournments thereof. A Notice of the Meeting and a Proxy Card (the “Proxy”) accompany this Proxy Statement.

The costs of soliciting proxies and the expenses incurred in preparing this proxy statement will be borne by the Portfolio and are expected to be approximately $15,000. Proxy solicitations will be made mainly by mail. In addition, certain officers, Directors and employees of the Portfolio; Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”), the Portfolio’s investment manager; Western Asset Management Company (“Western Asset” or the “Subadviser”), the Portfolio’s subadviser (each of LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.); and/or American Stock Transfer & Trust Company (“AST”), the Portfolio’s transfer agent, may solicit proxies in person or by telephone or mail. LMPFA is located at 399 Park Avenue, New York, NY 10022; Western Asset is located at 385 East Colorado Boulevard, Pasadena, California 91101; Legg Mason, Inc. is located at 100 Light Street, Baltimore, Maryland 21202; and AST is located at 6201 15th Avenue, 1st Floor, Brooklyn, New York 11219. In addition, the Portfolio will reimburse brokerage firms or other record holders for their expenses in forwarding solicitation materials to beneficial owners of shares of the Portfolio.

The Annual Report of the Portfolio, including audited financial statements for the fiscal year ended May 31, 2006, has previously been furnished to all shareholders of the Portfolio. This proxy statement and form of proxy are first being mailed to shareholders on or about August 21, 2006. The Portfolio will provide additional copies of the Annual Report to any shareholder upon request by calling the Portfolio at 1-888-735-6507. The Annual Report is not to be regarded as proxy soliciting material.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted “FOR” the proposal listed in the Notice. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Because the proposal requires a plurality of the votes cast for its approval, abstentions and broker “non-votes” may influence whether a quorum is present but will have no impact on the requisite approval of the proposal. A quorum consists of the presence (in person or by proxy) of the holders of a majority of the outstanding shares of the Portfolio entitled to notice of, and to vote at, the Meeting. Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present. Any proxy may be revoked at any time prior to the exercise by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Portfolio at the Portfolio’s address indicated above or by voting in person at the Meeting.

The Board knows of no business other than that specifically mentioned in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment to the extent permissible under applicable law.

The Board of Directors of the Portfolio has fixed the close of business on August 2, 2006 as the record date (the “Record Date”) for the determination of shareholders of the Portfolio entitled to notice of and to vote at the Meeting or any adjournment thereof. The Portfolio has two classes of shares: Common Stock, par value $.001 per share, and municipal auction rate cumulative preferred stock (“Preferred Shares”), which have a liquidation preference in the amount of $25,000 per share (collectively with the Common Stock, the “Shares”). Shareholders of the Portfolio as of the Record Date will be entitled to one vote on each matter for each Share held and a fractional vote with respect to fractional Shares, with no cumulative voting rights. As of the Record Date, the Portfolio had outstanding 44,673,810.745 shares of Common Stock, of which 41,335,373.630 shares (92.53%) were held of record but not beneficially owned by CEDE & Co., P.O. Box 20, Bowling Green Station, New York, NY 10004; and 10,000 Preferred Shares outstanding, of which 10,000 (100%) were held but not beneficially owned by CEDE & Co. As of the Record Date, no other person (including any “group” as that term is used in Section 13(d) of the Securities Exchange Act of 1934), to the knowledge of the Fund, owned beneficially 5% or more of the outstanding Shares of either class. As of the Record Date, the officers and Board members of the Portfolio as a group beneficially owned less than 1% of the outstanding Shares of either class.

In the event that a quorum is not present, or if sufficient votes in favor of the proposal set forth in the Notice and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote and which have voted in favor of the proposal.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board of Directors of the Portfolio is classified into three classes. The Directors serving in Class I have terms expiring at the Meeting; the Class I Directors currently serving on the Board and one Class III Director have been nominated by the Board of Directors for election at the Meeting to serve for a term of three years (until the year 2009 Annual Meeting of Shareholders) in the case of the Class I Directors, and to serve a term of two years (until the year 2008 Annual Meeting of Shareholders) in the case of the Class III Director, or until their successors have been duly elected and qualified. The Class II Directors and the current Class III Directors are currently serving terms which will expire at the 2007 and 2008 Annual Meetings of Shareholders, respectively.

Under the terms of the Fund’s charter, the holders of Preferred Shares are entitled as a class, to the exclusion of the holders of Common Stock, to elect two Directors of the Fund. Paolo Cucchi and Robert Frankel had been selected by the Fund’s Board for election (when so nominated) by holders of Preferred Shares (the “Preferred Share Directors”). Paolo Cucchi has been nominated for election at this Meeting. The Fund’s Charter provides that the remaining nominees shall be elected by holders of Common Stock and Preferred Shares voting together as a single class.

Unless authority is withheld, it is the intention of the persons named in the Proxy to vote the Proxy “FOR” the election of the nominees named above. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the Proxy will be voted for any other person determined by the persons named in the Proxy in accordance with their judgment.

The following table sets forth certain information regarding the nominees for election to the Board of the Portfolio:

Name, Address and Age	Position(s) Held with Portfolio	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Directorships Held by Director
CLASS I DIRECTOR NOMINEES
Non-Interested Directors:
Paolo M. Cucchi† Drew Univ. 108 Brothers College Madison, NJ 07904 Birth Year: 1941	Class I Director	Since 2001	Vice President and Dean of College of Liberal Arts at Drew University	7	None
Carol L. Colman† Colman Consulting 278 Hawley Road North Salem, NY 10560 Birth year: 1946	Class I Director	Since 2006	President, Colman Consulting Co.	36	None
Interested Director:
R. Jay Gerken*† Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue New York, NY 10022 Birth Year: 1951	Class I Director, President, Chief Executive Officer and Chairman of the Board	Since 2002	Managing Director, Legg Mason; Chairman, President and Chief Executive Officer of LMPFA and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000).	169	None
CLASS III DIRECTOR NOMINEES
Non-Interested Director:
Leslie H. Gelb† c/o Chairman of the Fund 399 Park Avenue – 4th Floor New York, NY 10022 Birth year: 1937	None	N/A	President Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times.	32	Director of two registered investment companies advised by Blackstone AsiaAdvisors L.L.C. (“Blackstone Advisors”)

The following table sets forth certain information concerning the Class II and Class III Directors of the Portfolio:
Name, Address and Age	Position(s) Held with Portfolio	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Directorships Held by Director
Non-Interested Directors:
Daniel P. Cronin† c/o Chairman of the Fund 399 Park Avenue – 4th Floor New York, NY 10022 Birth year: 1946	Class II Director	Since 2006	Retired; formerly, Associate General Counsel, Pfizer, Inc.	33	None

Robert A. Frankel† 1961 Deergrass Way Carlsbad, CA 92009 Birth Year: 1927	Class II Director	Since 1994	Managing Partner, Robert A. Frankel Management Consultants	18	None

Paul Hardin† 12083 Morehead Chapel Hill, NC 27514 Birth Year: 1931	Class II Director	Since 2001	Chancellor Emeritus and Professor of Law at the University of North Carolina at Chapel Hill	34	None

Dwight B. Crane† Harvard Business School Baker Library #337 Boston, MA 02163 Birth Year: 1937	Class III Director	Since 1992	Professor, Harvard Business School	46	None

William R. Hutchinson† 535 N. Michigan Suite 1012 Chicago, IL 60611 Birth Year: 1942	Class III Director	Since 1995	President, WR Hutchison & Associates, Inc. (Consultant)	42	Director, Associated Banc-Corp.

George M. Pavia† 600 Madison Ave. New York, NY 10022 Birth Year: 1928	Class III Director	Since 2001	Senior Partner, Pavia & Harcourt (Attorneys)	7	None

*	An “interested person” of the Portfolio, as defined in the Investment Company Act of 1940, as amended (“1940 Act”), because he is a Managing Director of Legg Mason, which is an affiliate of LMPFA, the Portfolio’s investment manager.
†	Director, trustee and/or general partner of other investment companies registered under the 1940 Act with which Legg Mason is affiliated.

The following table sets forth certain information concerning the executive officers of the Portfolio:

Name, Address and Age	Position(s) Held with Portfolio	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Joseph P. Deane Western Asset 399 Park Avenue New York, NY 10022 Birth Year: 1947	Vice President and Investment Officer	Since 1993	Portfolio Manager of Western Asset; investment officer of certain other investment companies associated with Legg Mason or its affiliates

David T. Fare Western Asset 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Vice President and Investment Officer	Since 2004	Portfolio Manager of Western Asset; Investment Officer of certain other investment companies associated with Legg Mason or its affiliates

Kaprel Ozsolak Legg Mason 125 Broad Street 9th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Vice President of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason or its affiliates; Controller of certain mutual funds associated with Legg Mason or its affiliates (2002-2004)

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary of CFM; Secretary and Chief Legal Officer of mutual funds associated with Legg Mason or its affiliates.

Ted P. Becker CAM 399 Park Avenue, New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason (2005-Present); Chief Compliance Officer of certain mutual funds associated with Legg Mason or its affiliates (since 2006); Managing Director of Compliance at Citigroup Asset Management (2002-2005). Prior to 2002, Managing Director- Internal Audit & Risk Review at Citigroup Inc.

**	The Portfolio’s executive officers are chosen each year at a meeting of the Board of the Portfolio, to hold office for one year and until their respective successors are duly elected and qualified.

The following table provides information concerning the dollar range of equity securities in the Portfolio and the aggregate dollar range of equity securities in the LMPFA Family of Investment Companies (as defined below) beneficially owned by each Director or nominee as of December 31, 2005.

Name of Nominee/Director	Dollar Range of Equity Securities in the Portfolio*(1)(2)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in LMPFA Family of Investment Companies*(1)(3)
Carol L. Colman	A	E
Dwight B. Crane	C	E
Daniel P. Cronin	A	E
Paolo M. Cucchi	A	B
Robert A. Frankel	D	E
Leslie H. Gelb	A	A
Jay Gerken	C	E
Paul Hardin	C	E
William R. Hutchinson	D	E
George M. Pavia	A	A

*	The dollar ranges are as follows: “A” = none; “B” = $1—$10,000; “C” = $10,001—$50,000; “D” = $50,001—$100,000; “E” = over $100,000.
(1)	This information has been furnished by each Director as of December 31, 2005. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934.
(2)	The Portfolio’s Directors and officers, in the aggregate, own less than 1% of the Portfolio’s outstanding equity securities as of the Record Date.
(3)	“LMPFA Family of Investment Companies” means those registered investment companies that share an investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

Under the federal securities laws, the Portfolio is required to provide to shareholders, for each nominee for election as Director of the Fund who is not an “interested person” as defined in the 1940 Act, each “non-interested” Director and his or her immediate family members, information as to each class of securities owned beneficially or of record in LMPFA or person or entity (other than a fund) directly or indirectly controlling, controlled by or under common control with LMPFA. LMPFA is an indirect wholly-owned subsidiary of Legg Mason, Inc. As of December 31, 2005, as reported to the Portfolio, none of the nominees for election as Director who are not “interested persons” of the Portfolio, none of the “non-interested” Directors and none of their immediate family members owned beneficially or of record securities issued by Legg Mason, Inc.

During the fiscal year ended May 31, 2006, each Director who was not a director, officer, partner, co-partner or employee of Legg Mason, or any affiliate thereof, received $6,000 per annum plus $750 per in-person Board meeting and

$300 per telephonic Board meeting attended. Officers of the Portfolio are compensated by Legg Mason. Aggregate fees and expenses (including reimbursement for travel and out-of-pocket expenses) of $11,322 were paid to such Directors by the Portfolio during the year ended December 31, 2005.

Under the federal securities laws, the Portfolio is required to provide to shareholders in connection with the Meeting information regarding compensation paid to the Directors by the Portfolio, as well as by the various other investment companies advised by LMPFA. The following table provides information concerning the compensation paid to each Director during the fiscal year ended May 31, 2006. All officers of the Portfolio are employees of and are compensated by Legg Mason or Western Asset. None of the Portfolio’s executive officers or Directors who are also officers or directors of Legg Mason or Western Asset received any compensation from the Portfolio for such period. The Portfolio does not provide any pension or retirement benefits to Directors, although it does offer Directors who have served the Portfolio for at least 10 years and have reached at least the age of 70, but not more than 80, to be emeritus directors for a period of up to 10 years at fees of one-half the fees paid to a Director. This plan will terminate effective as of January 1, 2007. During the Portfolio’s last fiscal year, compensation paid by the Portfolio to Directors Emeriti totaled $7,050.

Name of Director	Aggregate Compensation From Fund for the fiscal year ended 5/31/06	Total Compensation From Fund and Fund Complex Paid to Directors for the year ended 12/31/05
Carol L. Colman*	$0	$233,500
Dwight B. Crane	12,225	233,300
Daniel P. Cronin*	0	176,500
Paolo M. Cucchi	11,025	67,700
Robert A. Frankel	11,025	110,588
R. Jay Gerken	0	0
Paul Hardin	11,325	140,700
William R. Hutchison	11,775	279,300
George M. Pavia	11,025	59,450

*	Ms. Colman and Mr. Cronin became Directors as of August 1, 2006.

During the fiscal year ended May 31, 2006, the Board convened seven times. Each Director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committees on which he served during the period for which he was a Director. The Portfolio does not have a policy with regard to Board attendance at annual meetings of shareholders. One Board member attended the 2005 Annual Meeting.

The Portfolio has a separately designated standing Audit Committee. The Portfolio’s Audit Committee is composed of all Directors who are not “interested persons” of the Portfolio, LMPFA or their affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange (“NYSE”) listing standards, namely Ms. Colman and Messrs. Crane, Cronin, Cucchi, Frankel, Hardin, Hutchinson and Pavia. The principal functions of the Audit Committee are to (a) assist Board oversight of (i) the integrity of the Portfolio’s financial statements, (ii) the Portfolio’s compliance with legal and regulatory requirements, (iii) the qualifications and independence of the Portfolio’s independent registered public accounting firm, and (iv) the performance of the Portfolio’s internal audit functions and independent registered public accounting firm; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Portfolio’s independent registered public accounting firm, as well as approving the compensation thereof; (c) approve all audit and permissible non-audit services provided to the Portfolio and certain other persons by such independent registered public accounting firm; and (d) prepare the report required to be prepared by the Audit Committee pursuant to Securities and Exchange Commission (“SEC”) rules for inclusion in the Annual Proxy Statement. This Committee met four times during the fiscal year ended May 31, 2006. The Board of Directors of the Fund has determined that all members of the Fund’s Audit Committee are financially literate. Mr. Hutchinson has been designated as the audit committee financial expert within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002. The Audit Committee adopted an Amended and Restated Audit Committee Charter at a meeting held on February 14, 2006, a copy of which is attached to this Proxy Statement as Annex A.

The Portfolio has a separately designated standing Nominating Committee. The Nominating Committee, the principal function of which is to select and nominate candidates for election or appointment by the Board as Directors of the Portfolio, is currently composed of Ms. Colman and Messrs. Crane, Cronin, Cucchi, Frankel, Hardin, Hutchinson and Pavia. Only Directors who are not “interested persons” of the Portfolio as defined in the 1940 Act and who are “independent” as defined in the NYSE listing standards are members of the Nominating Committee. The Nominating Committee may consider nominees recommended by a shareholder as it deems appropriate. Shareholders who wish to recommend a nominee should send recommendations to the Portfolio’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. The Nominating Committee met once during the Portfolio’s fiscal year ended May 31, 2006. At a meeting held on July 11, 2006, the Nominating Committee nominated Ms. Colman and Mr. Cronin for appointment by the Board of Directors of the Portfolio and nominated Mr. Gelb for election. The Portfolio adopted a

Nominating Committee Charter at a meeting held on February 11, 2004, a copy of which is attached to this Proxy Statement as Annex B.

The Nominating Committee identifies potential nominees through its network of contacts, and may also engage, if it deems appropriate, a professional search firm. The Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Portfolio’s Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Portfolio, the Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Portfolio;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Portfolio, Portfolio service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Portfolio;

•	the contribution which the person can make to the Board and the Portfolio (or, if the person has previously served as a Director of the Portfolio, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Portfolio’s retirement policies.

Report of the Audit Committee

At a meeting of the Audit Committee held on July 20, 2006, the Audit Committee reported that it had (i) reviewed and discussed the Portfolio’s audited financial statements with management; (ii) discussed with KPMG LLP (“KPMG”), the independent registered public accounting firm to the Portfolio, the matters (such as the quality of the Portfolio’s accounting principles and internal controls) required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as currently modified or supplemented, including, but not limited to, the scope of the Portfolio’s audit, the Portfolio’s financial statements and the Portfolio’s accounting controls, and (iii) received written confirmation from KPMG that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with KPMG the firm’s independence.

Based on review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Portfolio’s annual report for the Portfolio’s fiscal year ended May 31, 2006.

Submitted by the Audit Committee* of the Portfolio’s Board of Directors

Dwight B. Crane

Paolo M. Cucchi

Robert A. Frankel

Paul Hardin

William R. Hutchison

George M. Pavia

*	Ms. Colman and Mr. Cronin became members of the Audit Committee subsequent to this report.

Independent Registered Public Accounting Firm

At a meeting held on July 20, 2006, the Audit Committee approved the selection of KPMG for the fiscal year ending May 31, 2007. KPMG has informed the Portfolio that it has no material direct or indirect financial interest in the Portfolio.

No representative of KPMG will be available at the Meeting to answer questions, although KPMG has been given an opportunity to make a statement.

Audit Fees.    Fees for the annual audit of the Portfolio’s financial statements by KPMG for the fiscal years ended May 31, 2005 and 2006 were $34,250 and $35,750, respectively.

Audit-Related Fees.    Fees for services related to the audit of the Portfolio’s financial statements rendered by KPMG for the fiscal years ended May 31, 2005 and 2006 were $10,000 and $10,000, respectively. These amounts represent procedures performed and prepared for in an agreed upon procedures letter in accordance with the terms of the Articles Supplementary.

Tax Fees.    Fees for services rendered by KPMG for tax compliance for the fiscal years ended May 31, 2005 and 2006 were $2,100 and $0, respectively. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely tax qualification review and tax distribution and analysis planning rendered by KPMG to the Portfolio.

All Other Fees.    There were no other fees billed to KPMG for services rendered to the Portfolio for the last two fiscal years.

Pre-Approval Policies and Procedures.    The Audit Committee Charter requires that the Audit Committee shall approve (a) all audit and permissible non-audit services to be provided to the Portfolio and (b) all permissible non-audit services to be provided by the Portfolio’s independent registered public accounting firm to the Manager and any service providers controlling, controlled by or under common control with the Manager that provide ongoing services to the Portfolio (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Portfolio. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Audit Committee may not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Portfolio by the independent registered public accounting firm, other than those provided to the Portfolio in connection with an audit or a review of the financial statements of the Portfolio. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Portfolio; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Portfolio, the Manager and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Portfolio, (b) the Manager and (c) any Covered Service Provider during the fiscal year in which the services are provided that would not have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Portfolio at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

There were no services rendered by KPMG to the Portfolio for which the pre-approval requirement was waived.

Aggregate Non-Audit Fees.    The aggregate non-audit fees billed by KPMG for non-audit services rendered to the Portfolio, the Manager and Covered Service Providers for the years ended December 31, 2005 and December 31, 2006 were $75,000 and $0, respectively.

The Portfolio’s Audit Committee has considered whether the provision of non-audit services that were rendered by KPMG to the Manager and Covered Service Providers that were not pre-approved (not requiring pre-approval) is compatible with maintaining KPMG’s independence. All services provided by KPMG to the Portfolio, the Manager or Covered Service Providers that were required to be pre-approved were pre-approved as required.

Required Vote

Proposal 1 requires for approval the affirmative vote of a majority of votes cast at the Meeting with a quorum present, in person or by proxy, by the shareholders of the Portfolio voting on the matter. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes would have no impact on Proposal 1.

The Board of Directors, including the “non-interested” Directors, recommends that the shareholders vote “FOR” the Portfolio’s nominees for Director.

ADDITIONAL INFORMATION

Following the purchase of substantially all of Citigroup, Inc.’s (“Citigroup”) asset management business in December 2005, Legg Mason, Inc. undertook an internal reorganization to consolidate the advisory services provided to the legacy Citigroup funds through a more limited number of advisers. As part of this reorganization, at meetings held during June and July 2006, the Fund’s Board approved a new management agreement with LMPFA, under which LMPFA is acting as the investment adviser for the Fund effective August 1, 2006.

The Fund’s Board also approved a new subadvisory agreement for the Fund between LMPFA and Western Asset. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Legg Mason, Inc.’s sole business is asset management, with on-the-ground management capabilities located around the world and assets under management as of June 30, 2006 aggregating approximately $854.7 billion (including the combined assets of Legg Mason, Inc. and Permal plus approximately $400 billion in managed assets acquired from Citigroup).

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason, Inc. as the names of funds and investment advisers. Legg Mason, Inc. and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

Legg Mason, Inc. is a global asset management firm, structured as a holding company. The firm is headquartered in Baltimore, Maryland.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Portfolio’s officers and directors, the Manager, affiliates of the Manager, and persons who beneficially own more than ten percent of a registered class of the Portfolio’s outstanding securities to file reports of ownership of the Portfolio’s securities and changes in such ownership with the SEC and NYSE. Such persons are required by SEC regulations to furnish the Portfolio with copies of all such filings. Based solely upon its review of the copies of such filings received by it and written representations by such persons, the Portfolio believes that, for the fiscal year 2006, all filing requirements applicable to such persons were met.

OTHER MATTERS

The Portfolio knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their judgment on such matters.

SHAREHOLDER PROPOSALS AND OTHER SHAREHOLDER COMMUNICATIONS

Shareholder proposals intended to be presented at the 2007 Annual Meeting of the shareholders of the Portfolio must be received by April 17, 2007 to be included in the proxy statement and the form of proxy relating to that meeting, as the Portfolio expects that the 2007 Annual Meeting will be held in September 2007. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Any shareholder who desires to submit a proposal at the 2007 Annual Meeting of Shareholders without including such proposal in the Fund’s proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Managed Municipals Portfolio, 300 First Stamford Place, 4th Floor, Stamford, CT 06902) during the period from June 26, 2007 to July 26, 2007. However, if the 2007 Annual Meeting of Shareholders is held earlier than August 24, 2007, or later than October 23, 2007, such written notice must be delivered to the Secretary of the Fund during the period from 90 days before the date of the 2007 Annual Meeting to the later of 60 days prior to the date of the 2007 Annual Meeting or 10 days following the public announcement of the date of the 2007 Annual Meeting. Shareholder proposals are subject to certain regulations under the federal securities laws.

The persons named as proxies for the Annual Meeting of Shareholders for 2007 will have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the Portfolio receives notice of the matter by June 27, 2007, in which case these persons will not have discretionary voting authority except as provided in the SEC’s rules governing shareholder proposals.

The Portfolio’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Portfolio’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason

Compliance Department

399 Park Avenue, 4th Floor

New York, NY 10022

Complaints may also be submitted by telephone at 800-742-5274. Complaints submitted through this number will be received by the CCO.

The Portfolio’s Audit Committee Chair may be contacted at:

Managed Municipals Portfolio Inc.

Audit Committee Chair

Robert A. Frankel

1961 Deergrass Way

Carlsbad, CA 92009

A shareholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Portfolio, Robert I. Frenkel, 300 First Stamford Place, 4th Floor, Stamford, CT 06902. The Secretary is responsible for determining, in consultation with other officers of the Portfolio, counsel, and other advisers as appropriate, which shareholder communications will be relayed to the Board.

It is important that proxies be returned promptly. Shareholders who do not expect to attend the Meeting are therefore urged to complete and sign, date and return the proxy card as soon as possible in the enclosed postage-paid envelope.

By Order of the Board of Directors,

Robert I. Frenkel

Secretary

August 21, 2006

ANNEX A

AUDIT COMMITTEE CHARTER

AMENDED AND RESTATED AS OF FEBRUARY 14, 2006

Establishment and Purpose

This document serves as the Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management or Salomon Brothers Asset Management or one of their affiliates (each, an “Adviser”) listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to (a) assist Board oversight of (i) the integrity of the Fund’s financial reporting, (ii) the Fund’s compliance with legal and regulatory requirements (iii) the qualifications and independence of the Fund’s independent registered public accountants and (iv) the performance of the Fund’s internal audit function and independent registered public accountants; (b) approve, and recommend to the Independent Board Members (as such term is defined below) for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accountants, as well as approving the compensation thereof; (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund’s independent registered public accountants; and (d) for each closed-end Fund, prepare the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission for inclusion in the Fund’s annual Proxy Statement.

Duties and Responsibilities

The Fund’s independent registered public accountants are accountable to the Committee.

The Committee shall:

1.	Bear direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent registered public accountants, or of any other public accounting firm engaged for the purpose of performing other audit, review or attest services for the Fund.

2.	Confirm with any independent registered public accountant retained to provide audit services that the independent registered public accountant has ensured the appropriate rotation of the lead audit partner pursuant to applicable regulations.

3.	Approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent registered public accountants to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

4.	Discuss with the independent registered public accountants any disclosed relationships or services that may diminish the objectivity and independence of the independent registered public accountants and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent registered public accountants.

5.	Review, in consultation with the independent registered public accountants, the proposed scope of the Fund’s audit each year, including the audit procedures to be utilized in the review of the Fund’s financial statements.

6.	Inquire of the Adviser and the independent registered public accountants as to significant tax and accounting policies elected by the Fund (including matters affecting qualification under Subchapter M of the Internal Revenue Code).

[1]	The Committee shall not approve non-audit services that the Committee believes may impair the independence of the registered public accountants. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accountants, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent registered public accountants during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

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7.	Review with the independent registered public accountants any problems or difficulties the registered public accountants may have encountered during the conduct of the audit and management’s response, including a discussion with the independent registered public accountants of the matters required to be discussed by Statement on Auditing Standards No. 61, 89, 90 or any subsequent Statement, relating to the conduct of the audit.

8.	Review, in consultation, as appropriate, with the independent registered public accountants and significant Fund service providers, matters relating to internal controls over financial reporting and disclosure controls and procedures of the Fund and of the Fund’s significant service providers.

9.	Request, receive and/or review from the independent registered public accountants such other materials as deemed necessary or advisable by the Committee in the exercise of its duties under this Charter; such materials may include, without limitation, any other material written communications bearing on the Fund’s financial statements, or internal or disclosure controls, between the independent registered public accountants and the Fund, the Adviser or other Fund service providers, such as any management letter or schedule of unadjusted differences, and any comment or “deficiency” letter (to the extent such letters relate to financial reporting) received from a regulatory or self-regulatory organization addressed to the Fund or the Adviser that relates to services rendered to the Fund.

10.	For each closed-end Fund, establish procedures regarding the receipt, retention and treatment of complaints that the Fund may receive regarding Fund accounting, internal accounting controls or auditing matters, including procedures for the confidential or anonymous submission by Fund officers, employees, stockholders or service providers of concerns regarding questionable accounting or auditing matters related to the Fund.

11.	For each closed-end Fund, obtain and review a report by the Fund’s independent registered public accountants describing (i) the auditing firm’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) (to assess the auditor’s independence) all relationships between the independent registered public accountants and the Fund.

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12.	For each closed-end Fund, discuss policies with respect to risk assessment and risk management.

13.	For each closed-end Fund, review hiring policies for employees or former employees of the Fund’s independent registered public accountants.

14.	For each closed-end Fund, discuss with management and the Fund’s independent registered public accountants the Fund’s audited financial statements and discuss with management the Fund’s unaudited financial statements, including any narrative discussion by management concerning the Fund’s financial condition and investment performance and, if appropriate, recommend the publication of the Fund’s annual audited financial statements in the Fund’s annual report in advance of the printing and publication of the annual report.

15.	For each closed-end Fund, discuss the Fund’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

16.	For each closed-end Fund, review and evaluate annually the performance of the Committee and the adequacy of this Charter and recommend any proposed changes to the Charter to the Board for approval.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund. The Fund shall provide appropriate funding, as determined by the Committee, for the Committee to carry out its duties and its responsibilities, including (a) for compensation to be paid to, or services to be provided by, the Fund’s independent registered public accountants or other public accounting firm providing audit, review or attest services for the Fund, (b) for payment of compensation to any outside legal, accounting or other advisors, counsel or consultants employed by the Committee and (c) for the ordinary administrative expenses of the Committee. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, the Adviser, the Fund’s sub-adviser(s), if any, the Fund’s counsel, counsel to the Independent Board Members and the Fund’s other service providers.

Composition

The Committee shall be composed of each Board member who has been determined not to be an “interested person,” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), of the Fund (the “Independent Board Members”), or such lesser number as the Board of the Fund may specifically determine and reflect in the Board’s

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minutes, each of whom shall be financially literate and at least one of whom shall have accounting or related financial management expertise as determined by the Fund’s Board in its business judgment. Each member of the Committee must also meet the independence and experience requirements as set forth in Section 303.01(B) of the New York Stock Exchange’s Listed Company Manual or as set forth in Section 121(a) of the American Stock Exchange’s listing standards, as applicable, and the independence requirements applicable to investment companies set forth in Rule 10A-3 under of the Securities Exchange Act of 1934. For those Funds listed on the New York Stock Exchange, no member of the Committee may serve on the audit committees of more than three public companies, including the Funds, unless the Board determines that such simultaneous service would not impair the ability of such member to serve on the Committee effectively. The Committee shall elect a Chairperson, who shall preside over Committee meetings. The Chairperson shall serve for a term of three years, which term may be renewed from time to time.

Meetings

The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each meeting. The Committee may request any officer or employee of the Fund, the Fund’s counsel, counsel to the Independent Board Members, the Adviser, the Fund’s independent registered public accountants or other interested persons to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee will meet periodically with the Fund’s independent registered public accountants outside the presence of the Fund’s and the Adviser’s officers and employees. The Committee will also meet periodically with the Fund’s management outside the presence of the Fund’s independent registered public accountants. Meetings of the Committee may be held in person, by telephone or by other appropriate means.

One-third of the Committee’s members, but not fewer than two members, shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

Reporting

The Chairperson shall report regularly to the Board on the result of the Committee’s deliberations and make such recommendations as deemed appropriate.

5

Limits on Role of Committee

The function of the Committee is oversight. The Fund’s management is responsible for (i) the preparation, presentation and integrity of the Fund’s financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accountants are responsible for planning and carrying out proper audits and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund’s Board) and (iii) statements made by the officers and employees of the Fund, the Adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent registered public accountants to the Fund. The designation of a person as an “audit committee financial expert,” within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

In carrying out its responsibilities, the Committee’s policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.

Amendments

This Charter may be amended by a vote of a majority of the Board members.

6

Appendix A

Citigroup Investments Corporate Loan Fund Inc.*

Managed High Income Portfolio Inc.*

Managed Municipals Portfolio Inc.*

Municipal High Income Fund Inc.*

Real Estate Income Fund Inc.*

SB Adjustable Rate Income Fund

Zenix Income Fund Inc.*

*	Closed-end Fund. The duties and responsibilities of paragraphs 10, 11, 12 and 13 and any other provision applicable exclusively to closed-end funds apply to these funds only.

7

ANNEX B

NOMINATING COMMITTEE CHARTER

Organization

The Nominating Committee of each registered investment company listed on Appendix A hereto (each, a “Fund” and together, the “Funds”) shall be composed solely of Directors who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) and, with respect to those Funds listed on the New York Stock Exchange, who are “independent” as defined in the New York Stock Exchange listing standards (“Independent Directors”). The Board of Directors of the Fund (the “Board”) shall nominate the members of the Committee and shall designate the Chairperson of the Committee. The Chairperson shall preside at each meeting of the Committee.

Responsibilities

The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

Evaluation of Potential Nominees

In evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee should consider among other factors it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, other Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•	the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

Quorum

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is a quorum shall be the act of the Committee.

Nomination of Directors

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the Board for its consideration.

Meetings

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: February 11, 2004

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Appendix A

Citigroup Investments Corporate Loan Fund Inc.

Managed High Income Portfolio Inc.

Managed Municipals Portfolio Inc.

Municipal High Income Fund Inc.

Real Estate Income Fund Inc.

SB Adjustable Rate Income Fund

Zenix Income Fund Inc.

3

ANNUAL MEETING OF STOCKHOLDERS OF

MANAGED MUNICIPALS PORTFOLIO INC.

September 21, 2006

PREFERRED STOCK

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

ê  Please detach along perforated line and mail in the envelope provided.  ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Director:			2. Any other business that may properly come before the Meeting.
NOMINEES:

☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	O Carol L. Colman O Paolo M. Cucchi O R. Jay Gerken O Leslie H. Gelb		This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors.

☐ FOR ALL EXCEPT (See instructions below)			Please refer to the Proxy Statement for a discussion of the Proposal.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

Please check here of you plan to attend the Meeting. ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PREFERRED STOCK	PREFERRED STOCK

MANAGED MUNICIPALS PORTFOLIO INC.

September 21, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints R. Jay Gerken, Robert I. Frenkel, Grace Sinn and Robert M. Nelson, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Preferred Stock of Managed Municipals Portfolio Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at Citigroup Center, 153 East 53rd Street, 14th Floor Conference Center, New York, New York on Thursday, September 21, 2006, at 3:30 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

MANAGED MUNICIPALS PORTFOLIO INC.

September 21, 2006

COMMON STOCK

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

ê  Please detach along perforated line and mail in the envelope provided.  ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Director:			2. Any other business that may properly come before the Meeting.
NOMINEES:

☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	O Carol L. Colman O R. Jay Gerken O Leslie H. Gelb		This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors.

☐ FOR ALL EXCEPT (See instructions below)			Please refer to the Proxy Statement for a discussion of the Proposal.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

Please check here of you plan to attend the Meeting. ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

COMMON STOCK	COMMON STOCK

MANAGED MUNICIPALS PORTFOLIO INC.

September 21, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints R. Jay Gerken, Robert I. Frenkel, Grace Sinn and Robert M. Nelson, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock of Managed Municipals Portfolio Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at Citigroup Center, 153 East 53rd Street, 14th Floor Conference Center, New York, New York on Thursday, September 21, 2006, at 3:30 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

(Continued and to be signed on the reverse side)